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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006

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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        1-13725                76-0545043
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


     2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA            85018
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2006, iLinc Communications, Inc. (the "Company) executed an agent agreement (the "Agent Agreement") with ComVest West, Inc., a Tennessee Corporation, ("ComVest") that authorized ComVest to seek on behalf of the Company potential distributors that are specifically identified within the Agent Agreement. Should the Company negotiate and execute a distributor agreement with one of those listed potential distributors, during the first two years of the Agent Agreement, then ComVest will receive a fee equal to ten percent, during the first six months of the Agent Agreement's ten year term, or twelve percent thereafter, of the net revenue earned and collected by the Company from sales through that newly authorized distributor. On June 30, 2006, the Company executed a distributorship agreement with Softmart Commercial Services, Inc., one of the potential distributors that were listed in the Agent Agreement. The Agent Agreement defines net revenue upon which the fee is based as the amount earned and collected by the Company after deduction of all amounts owed to or associated with sales of the distributor, including any sales discounts, sales incentives, rebates or other sales expenses.


ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

On June 30, 2006, the Company executed the Agent Agreement with ComVest that authorized ComVest to seek on behalf of the Company potential distributors. The material terms of the Agent Agreement are described in Section 1.01 above. As further inducement to the Agent for its efforts, iLinc granted to ComVest a warrant with the effective date of July 1, 2006 to purchase 1,000,000 shares of iLinc's common stock, par value $0.001, with an exercise price of $0.55 per share (the "Warrant"). The Warrant expires on the fifth anniversary of the its effective date and vests as follows: 200,000 shares of common stock should the cumulative net revenue (as defined in the Agent Agreement) derived by the Company from distributors covered by the Agent Agreement exceed $1,000,000; then 200,000 shares of common stock should the cumulative net revenue exceed $2,000,000; then 200,000 shares of common stock should the cumulative net revenue exceed $5,000,000; then 200,000 shares of common stock should the cumulative net revenue exceed $8,000,000; then 200,000 shares of common stock should the cumulative net revenue exceed $12,000,000. Furthermore, should the cumulative net revenue during the first 24 months of the Agent Agreement, total less than $1,000,000, then the unvested portion of the Warrant shall expire without further force or effect. The Company relied on the registration exemption afforded by Section 4(2) of the Securities Act of 1933, as amended, in issuing the Warrant.


ITEM 9.01. (D)   EXHIBITS.

The following exhibit is filed herewith:

EXHIBIT NUMBER             DESCRIPTION
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4.1                        Warrant



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ILINC COMMUNICATIONS, INC.


                                      By: /s/ James M. Powers, Jr.
                                          -------------------------------------
                                          President and Chief Executive Officer
Date:  July 6, 2006




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
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  4.1         Warrant